SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 8, 2000
                                                         -----------------

                    INTEGRATED PACKAGING ASSEMBLY CORPORATION
                    -----------------------------------------
               (Exact name of registrant as specified in charter)



        DELAWARE                      000-22712                  77-0309372
  ---------------------         ---------------------       -------------------
(State or other jurisdiction  (Commission file number)         (IRS Employer
 of incorporation)                                           Identification No.)


2221 OAKLAND ROAD, SAN JOSE, CA                                       95131
-------------------------------                                  --------------
(Address of principal executive offices)                           (Zip code)

       Registrant's telephone number, including area code: (408) 321-3600
                                                           --------------

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 8, 2000, Integrated Packaging Assembly Corporation (the "Registrant") engaged a new principal accountant, Grant Thornton LLP, to audit the Registrant's financial statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INTEGRATED PACKAGING ASSEMBLY CORPORATION



                                By:  /s/ Edmond Tseng
                                   ---------------------------------------------
                                    Edmond Tseng
                                    Chief Executive Officer



Dated: December 12, 2000